                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                                October 11, 1996
--------------------------------------------------------------------------------
                                (Date of Report)



                                   RIDE, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Washington                      1-13042                       91-1571027
-------------------------------   ----------------------   ------------------------------------
(State or other jurisdiction of   Commission File Number   (I.R.S. Employer Identification No.)
 incorporation or organization)


      8160 304th Avenue Southeast
          Preston, Washington                             98050
----------------------------------------   -------------------------------------
(Address of principal executive offices)                (Zip Code)


                                 (206) 222-6015
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)




                                  Page 1 of 9
                            Exhibit Index on Page 9

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On October 11, 1996, Ride, Inc. (the "Company") sold the excess inventory and brokered-OEM portions of its C.A.S. Sports International, Inc. ("C.A.S. Sports") and C.A.S. Sports Agency, Inc. ("C.A.S. Agency") subsidiaries to a corporation formed for that purpose by an investor group that included two former Company executives and a number of former C.A.S. Sports employees.

The sale transaction was consummated pursuant to the terms of a Stock Purchase Agreement (the "Agreement"), dated October 11, 1996, by and among the Company and Gen-X Equipment, Inc., a Washington corporation ("Gen-X"). The aggregate purchase price was comprised of $700,000 in cash, a short-term, non-interest bearing promissory note in the amount of $300,000 and two long-term promissory notes aggregating $2.0 million. The long-term notes are secured by the stock of the sold corporations and bear interest at prime. No principal or interest payments are due on the long-term notes for one year from the date of the transaction. Thereafter, repayment is due in quarterly principal installments of $100,000 plus interest though September 2002. The proceeds of the sale will be used by the Company to repay current bank borrowings. The Company recognized a pre-tax gain of approximately $500,000 on the sale. In connection with the sale, the Company received an opinion from an investment banking firm as to the fairness of the proceeds received in the transaction.

Immediately prior to the stock sale, all assets and liabilities of C.A.S. Sports and C.A.S. Agency, other than fixed assets and certain prepaid assets, were transferred to the Company and excluded from the sale. The Company will continue to operate the branded and licensed products portions of the C.A.S. businesses. Under the terms of the Agreement, Gen-X is prohibited from competing in the Branded Products Business, as defined in the Agreement, for two years from the date of the transaction and in the Licensed Products Business, as defined, until December 31, 1997. The Company is prohibited from competing in the Excess Inventory and Brokered-OEM businesses for two years, as those terms are defined in the Agreement.

Gen-X is controlled by James J. Salter, former CEO and Director of the Company and Kenneth J. Finkelstein, Senior Vice President and Director of the Company. Mr. Salter resigned as a Director prior to the consummation of the transaction. He had previously resigned as an officer of the Company. Mr. Finkelstein resigned his officer and Director positions prior to the transaction. Mr. Salter's resignation agreement with the Company, dated May 7, 1996 and Mr. Finkelstein's resignation agreement with the Company, dated August 2, 1996, were amended in connection with the sale transaction to allow Messrs. Salter and Finkelstein to operate the purchased Excess inventory and Brokered-OEM businesses.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)  Pro forma financial information

         Pro forma balance sheet as of June 30, 1996 and pro forma statements of operations for the six months ended June 30, 1996 and the year ended December 31, 1995.

(c)   Exhibits

     Exhibit No.                          Description
     ----------                           -----------

       10.66       Stock Purchase Agreement, dated October 11, 1996, by and
                    between Ride, Inc. and Gen-X Equipment, Inc.
       10.67       Amendment No. 1 to Resignation Agreement, dated October 11,
                    1996, by and between Ride, Inc. and James J. Salter.
       10.68       Amendment No. 1 to Resignation Agreement, dated October 11,
                    1996, by and between Ride, Inc. and Kenneth J. Finkelstein.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         RIDE, INC.
        ---------------------------
         (Registrant)



Dated:   October 28, 1996                      By /s/ G. Scott Stewart
                                                  ------------------------------
                                                  G. Scott Stewart
                                                  Senior Vice President and
                                                  Chief Financial Officer

                                   RIDE, INC.
                         PRO FORMA FINANCIAL STATEMENTS


On October 11, 1996, Ride, Inc. ("the Company") sold the excess inventory and brokered-OEM businesses ("Sold Businesses") and certain assets of its CAS Sports International, Inc. and CAS Sports Agency, Inc. subsidiaries to Gen-X Corporation ("Gen-X"). The sales price was comprised of $700,000 in cash, $300,000 in a short-term promissory note due in November 1996, and two long-term promissory notes aggregating $2.0 million.

The accompanying unaudited pro forma balance sheet reflects the effects of the disposition of the Sold Businesses on the Company's historical June 30, 1996 balance sheet as if the transaction had been completed on June 30, 1996.

The accompanying unaudited pro forma statements of income for the six months ended June 30, 1996 and for the year ended December 31, 1995, reflect the effects of the transaction on the Company's historical statements of income as if the sale had been completed on January 1, 1996 and January 1, 1995, respectively.

The pro forma financial statements may not be indicative of the actual financial position or results of operations which would have actually been obtained had the transaction described above been consummated at the dates indicated above or of future results of the operations of the Company. See the accompanying Notes to Pro Forma Financial Statements for the assumptions used in the preparation of these statements. These statements should be read in conjunction with the historical consolidated financial statements of the Company and related notes included in the Company's Annual Report on Form 10-K for the year ended December 31, 1995.

                                   RIDE, INC.
                             PRO FORMA BALANCE SHEET
                                  JUNE 30, 1996
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                            Pro Forma
                                            Historical     Adjustments       Pro Forma
                                                               (1)
                                            ----------     -----------       ---------
ASSETS
Cash and cash equivalents                      $ 1,571     $    700  (b)      $ 2,271
Receivables, net                                13,993                        13,993
Inventories                                     11,865                        11,865
Prepaids and other current assets                  633          (25) (a)          608
Short term note receivable                          --          300  (b)          300
Income taxes receivable                            491         (170) (b)          321
Deferred tax assets                                281                           281
                                               -------     --------           -------
     Total current assets                       28,834          805            29,639
Furniture and equipment, net                     6,664         (200) (a)        6,464
Long term notes receivable, net of discount         --        1,850  (b)        1,850
Goodwill, net                                   16,499       (2,000) (a)       14,499
Other assets                                       484          (25) (a)          459
                                               -------     --------           -------
Total assets                                   $52,481          430            52,911
                                               =======     ========           =======

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable                               $ 4,024     $    100  (b)      $ 4,124
Customer deposits                                  392                           392
Accrued expenses                                   925                           925
Current portion of long-term debt                   82                            82
                                               -------     --------           -------
     Total current liabilities                   5,423          100             5,523

Long-term debt, net of current portion             584                           584
Deferred income taxes                               69                            69

Preferred stock                                    500                           500
Common stock                                    38,743                        38,743
Retained earnings                                7,162       (2,250) (a)        7,492
                                                              2,580  (b)
                                               -------     --------           -------
     Total equity                               46,405         330            46,735
                                               -------     --------           -------
Total liabilities and shareholders' equity     $52,481     $    430           $52,911
                                               =======     ========           =======


See accompanying notes

                                   RIDE, INC.
                          PRO FORMA STATEMENT OF INCOME
                         SIX MONTHS ENDED JUNE 30, 1996
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                    Less Sold     Pro Forma
                                       Historical   Businesses   Adjustments   Pro Forma
                                                        (2)          (3)
                                       ----------   ----------   -----------   ---------
Net sales                               $ 26,278      ($8,481)                  $17,797
Cost of goods sold                        18,727       (6,936)                   11,791
                                        --------      -------      ----         -------
Gross profit                               7,551       (1,545)                    6,006

Selling, general and administrative
   expenses                                8,671       (1,094)     ($25) (a)      7,552
                                        --------      -------      ----         -------
Operating income (loss)                   (1,120)        (451)       25          (1,546)

Interest income (expense)                    251           --        72 (b)         323
                                        --------      -------      ----         -------
Income (loss) before income taxes           (869)        (451)       97          (1,223)

Income tax expense (benefit)                (298)        (187)       24 (b)        (461)
                                        --------      -------      ----         -------
Net income (loss)                       ($   571)     ($  264)     $ 73         ($  762)
                                        ========      =======      ====         =======

Net losss per share:
   Primary                               ($ 0.06)                               ($ 0.07)
                                        ========                                =======
   Fully-diluted                         ($ 0.06)                               ($ 0.07)
                                        ========                                =======



See accompanying notes

                                   RIDE, INC.
                          PRO FORMA STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1996
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                           Less Sold        Pro Forma
                                           Historical      Businesses      Adjustments     Pro Forma
                                                               (2)              (3)
                                           ----------      ----------      -----------     ---------
Net sales                                    $74,850       ($20,141)                        $54,709
Cost of goods sold                            54,988        (16,744)                         38,244
                                             -------       --------           ----          -------
Gross profit                                  19,862         (3,397)                         16,465

Selling, general and administrative
   expenses                                   10,868         (1,926)          ($50) (a)       8,892
                                             -------       --------           ----          -------
Operating income (loss)                        8,994         (1,471)            50            7,573

Interest income (expense)                        388             --            152  (b)         540
                                             -------       --------           ----          -------
Income (loss) before income taxes              9,382         (1,471)           202            8,113

Income tax expense (benefit)                   3,427           (533)            52  (b)       2,946
                                             -------       --------           ----          -------
Net income (loss)                            $ 5,955       ($   938)          $150          $ 5,167
                                             =======       ========           ====          =======

Net income per share:
   Primary                                   $  0.60                                        $   0.52
                                             =======                                        ========
   Fully-diluted                             $  0.57                                        $   0.49
                                             =======                                        ========





See accompanying notes

                                   RIDE, INC.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1) Pro forma adjustments have been made to the historical balance sheet to reflect the following:

         (a) Disposition of assets of CAS sold in the transaction and the goodwill related to the Sold Businesses.

         (b)      Receipt of proceeds on the sale including cash, a short-term note in the amount of $300,000 and long-term promissory notes totaling $1,850,000, net of original issue discount of $150,000, less transaction costs and expenses of $100,000. The gain on the sale was $500,000 less income taxes of $170,000.

(2) Represents the historical results of operations of the Sold Businesses for the six months ended June 30, 1996 and the year ended December 31, 1995.

(3) Pro forma adjustments have been made to the historical statements of income to reflect the following:

          (a) Elimination of amortization expense on the goodwill allocated to the Sold Businesses.

          (b) Amortization of original issue discount on the long-term notes receivable, assuming an interest rate of 8.25% per annum and the related income tax expense.

                                INDEX TO EXHIBITS


     Exhibit No.                   Description                              Page
     -----------                   -----------                              ----
        10.66 Stock Purchase Agreement, dated October 11, 1996, by and between Ride, Inc. and Gen-X Equipment, Inc.
        10.67    Amendment No. 1 to Resignation Agreement, dated October
                 11, 1996, by and between Ride, Inc. and James J. Salter.
        10.68    Amendment No. 1 to Resignation Agreement, dated October
                 11, 1996, by and between Ride, Inc. and Kenneth J.
                 Finkelstein.